UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2024

Ultragenyx Pharmaceutical Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36276	27-2546083
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Leveroni Court
Novato, California		94949
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415 483-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RARE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below, at its Annual Meeting of Stockholders (the “Annual Meeting”) on June 18, 2024, the stockholders of Ultragenyx Pharmaceutical Inc. (“Ultragenyx” or the “Company”) approved the Amended and Restated 2023 Incentive Plan (the “A&R 2023 Plan”). The A&R 2023 Plan is described in more detail in Ultragenyx’s 2024 Proxy Statement (“Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2024.

The foregoing description and the description incorporated by reference from the Proxy Statement are qualified in their entirety by reference to the A&R 2023 Plan, a copy of which is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 18, 2024, the Company held its Annual Meeting. As of the record date of April 23, 2024, 83,133,341 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A total of 78,535,662 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting.

Proposal No. 1 – Election of Class II Directors

At the Annual Meeting, the Company’s stockholders elected the Class II director nominees below to the Company’s Board of Directors to hold office until the 2027 Annual Meeting of Stockholders or until their successors are elected. The votes on Proposal 1 were as follows:

Class II Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
Deborah Dunsire, M.D.	66,396,499	7,865,348	4,273,815
Michael Narachi	66,013,202	8,248,645	4,273,815
Corsee Sanders, Ph.D.	68,077,817	6,184,030	4,273,815

Proposal No. 2 – Approval of the A&R 2023 Plan

At the Annual Meeting, the Company’s stockholders approved the A&R 2023 Plan. The votes on Proposal 2 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,942,752	22,299,718	19,377	4,273,815

Proposal No. 3 – Ratification of Selection of Independent Registered Accounting Firm

At the Annual Meeting, the Company’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024. The votes on Proposal 3 were as follows:

Votes For	Votes Against	Abstentions
77,155,452	1,362,194	18,016

Proposal No. 4 – Advisory (Non-Binding) Vote to Approve Executive Compensation

At the Annual Meeting, the Company’s stockholders voted, on an advisory basis, in favor of a resolution approving the compensation the Company pays to its “named executive officers” as described in the Proxy Statement. The votes on Proposal 4 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,803,351	19,320,182	138,314	4,273,815

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated 2023 Incentive Plan
104	The cover page from the Company’s Current Report on Form 8-K dated June 18, 2024 formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ultragenyx Pharmaceutical Inc.

Date:	June 21, 2024	By:	/s/ Howard Horn
Howard Horn Executive Vice President, Chief Financial Officer, Corporate Strategy